Capital and Treasury Stock	12 Months Ended
Dec. 28, 2014
Equity [Abstract]
Capital and Treasury Stock
Capital and Treasury Stock
Changes in treasury stock were:

	Treasury Stock
(Amounts in Millions Except Treasury Stock Shares in Thousands)	Shares	Amount
Balance at January 1, 2012	395,480	$21,659
Employee compensation and stock option plans	(55,170)	(3,250)
Issuance of common stock associated with the acquisition of Synthes, Inc.	(203,740)	(12,852)
Repurchase of common stock (1)	204,784	12,919
Balance at December 30, 2012	341,354	18,476
Employee compensation and stock option plans	(48,555)	(3,367)
Repurchase of common stock	6,416	591
Balance at December 29, 2013	299,215	15,700
Employee compensation and stock option plans	(32,302)	(2,933)
Repurchase of common stock	69,707	7,124
Balance at December 28, 2014	336,620	$19,891

(1) Includes repurchase of common stock associated with the acquisition of Synthes, Inc.

Aggregate shares of common stock issued were approximately 3,119,843,000 shares at the end of 2014, 2013 and 2012.

Cash dividends paid were $2.76 per share in 2014, compared with dividends of $2.59 per share in 2013, and $2.40 per share in 2012.

On July 21, 2014, the Company announced that its Board of Directors approved a share repurchase program, authorizing the Company to purchase up to $5.0 billion of the Company's shares of common stock. As of December 28, 2014, $3.5 billion has been repurchased under the program. Share repurchases will take place on the open market from time to time based on market conditions. The repurchase program has no time limit and may be suspended for periods or discontinued at any time. Any shares acquired will be available for general corporate purposes. The Company intends to finance the share repurchase program through available cash.